Exhibit 99.3

Globalink Investment Inc. ANNOUNCES Exercise AND CLOSING OF Over- Allotment Option in Public Offering

NEW YORK, December 13, 2021 / — Globalink Investment Inc. (Nasdaq: GLLIU) (the “Company” or “Globalink”) today announced that the underwriters of its previously announced public offering of units have exercised their over-allotment option resulting in the issuance of an additional 1,500,000 units.

The units began trading on The Nasdaq Global Market, (“Nasdaq”) under the ticker symbol “GLLIU” on December 7, 2021. Each unit consists of one share of common stock, one redeemable warrant (with each warrant entitling the holder thereof to purchase one-half (1/2) of a share of common stock at a price of $11.50 per whole share) and one right to receive one-tenth (1/10) of a share of common stock upon the consummation of an initial business combination. Once the securities comprising the units begin separate trading, the shares of common stock, redeemable warrants, and rights are expected to be listed on the Nasdaq under the symbols “GLLI,” “GLLIW” and “GLLIR,” respectively.

The over-allotment option was granted in connection with the public offering of 10,000,000 units at a public offering price of $10.00 per unit, which closed on December 9, 2021. With the exercise and closing of the underwriters’ over-allotment option, the total gross proceeds from Globalink’s initial public offering are $115,000,000.

Chardan acted as sole book running manager for the offering.

A registration statement relating to the securities being sold in the offering was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 6, 2021. This offering was made only by means of a prospectus. Copies of the final prospectus relating to this offering may be obtained from the offices of Chardan, 17 State Street, 21st Floor, New York, New York 10004, or by telephone at (646) 465-9001. These documents may be obtained free of charge by visiting the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of these securities will be made in accordance with the registration requirement of the Securities Act of 1933, as amended.

About Globalink Investment Inc.

Globalink is led by Mr. Lim Say Leong (CEO). Globalink is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Although there is no restriction or limitation on what industry or geographic region, Globalink intends to pursue targets in North America, Europe, South East Asia, and Asia (excluding China, Hong Kong and Macau) in the technology industry, specifically within the e-commerce and payments sectors. The proceeds of the offering will be used to fund such business combination.

Cautionary Note Concerning Forward-Looking Statements

This press release contains certain forward-looking information and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward looking statements and are based on expectations, estimates and projections as at the date of this press release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward looking statements. Such forward-looking statements, include, without limitation, statements regarding the proceeds of the public offering, the units, common stock, and search for an initial business combination. These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the forward-looking statements contained in this press release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure holders of the Company’s securities that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the SEC, including its registration statement on Form S-1, as amended (File No. 333-261222), including under the caption “Risk Factors.” Accordingly, readers should not place undue reliance on forward-looking statements and information. There can be no assurance that forward-looking information, or the material factors or assumptions used to develop such forward-looking information, will prove to be accurate. The Company does not undertake any obligations to release publicly any revisions for updating any voluntary forward-looking statements, except as required by applicable law.

Globalink Contact:

Lim Say Leong

Globalink Investment Inc.

Telephone: 212-382-4605

Email: sllim@globalinkinvestment.com